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Exhibit 99(c)(11)

Pro Forma AMC Ownership Structure

SHAREHOLDER PROFILE

	3-Year PIK Without B Exchange
	Shares	Votes	Economic	Voting
Class A(a)	32.2	32.2	40.2%	29.9%
Class B	3.1	30.5	3.8%	28.4%
Apollo(b)	40.4	40.4	50.5%	37.6%
Sandler	4.4	4.4	5.5%	4.1%

Total AMC	80.0	107.5	100.0%	100.0%
	3-Year PIK With B Exchange Into A
	Shares	Votes	Economic	Voting
Class A(a)	32.2	32.2	40.2%	40.2%
Class B	3.1	3.1	3.8%	3.8%
Apollo(b)	40.4	40.4	50.5%	50.5%
Sandler	4.4	4.4	5.5%	5.5%

Total AMC	80.0	80.0	100.0%	100.0%

APOLLO BUYS UP TO 500,000 CLASS B THRESHOLD

	3-Year PIK Without B Exchange
	Shares	Votes	Economic	Voting
Class A(a)	32.2	32.2	40.2%	29.9%
Class B	2.7	27.2	3.4%	25.3%
Apollo(b)	40.7	43.7	50.9%	40.7%
Sandler	4.4	4.4	5.5%	4.1%

Total AMC	80.0	107.5	100.0%	100.0%
	3-Year PIK With B Exchange Into A
	Shares	Votes	Economic	Voting
Class A(a)	32.2	32.2	40.2%	38.8%
Class B	2.7	2.7	3.4%	3.3%
Apollo(b)	40.7	43.7	50.9%	52.6%
Sandler	4.4	4.4	5.5%	5.3%

Total AMC	80.0	83.0	100.0%	100.0%

(a)
Fully diluted Common stock, excluding .166258 shares owned by Apollo and 1.887121 shares owned by Sandler

(b)
Includes Series A Preferred shares owned by AP Entertainment

Separating out AP Entertainment for illustrative purposes.

SHAREHOLDER PROFILE

	3-Year PIK Without B Exchange
	Shares	Votes	Economic	Voting
Class A(a)	32.2	32.2	40.2%	29.9%
Class B	3.1	30.5	3.8%	28.4%
Apollo	38.1	38.1	47.7%	35.5%
AP Entertainment	2.2	2.2	2.8%	2.1%
Sandler	4.4	4.4	5.5%	4.1%

Total AMC	80.0	107.5	100.0%	100.0%
	3-Year PIK With B Exchange Into A
	Shares	Votes	Economic	Voting
Class A(a)	32.2	32.2	40.2%	40.2%
Class B	3.1	3.1	3.8%	3.8%
Apollo	38.1	38.1	47.7%	47.7%
AP Entertainment	2.2	2.2	2.8%	2.8%
Sandler	4.4	4.4	5.5%	5.5%

Total AMC	80.0	80.0	100.0%	100.0%

APOLLO BUYS UP TO 500,000 CLASS B THRESHOLD

	3-Year PIK Without B Exchange
	Shares	Votes	Economic	Voting
Class A(a)	32.2	32.2	40.2%	29.9%
Class B	2.7	27.2	3.4%	25.3%
Apollo	38.5	41.5	48.1%	38.6%
AP Entertainment	2.2	2.2	2.8%	2.1%
Sandler	4.4	4.4	5.5%	4.1%

Total AMC	80.0	107.5	100.0%	100.0%
	3-Year PIK With B Exchange Into A
	Shares	Votes	Economic	Voting
Class A(a)	32.2	32.2	40.2%	38.8%
Class B	2.7	2.7	3.4%	3.3%
Apollo	38.5	41.5	48.1%	50.0%
AP Entertainment	2.2	2.2	2.8%	2.7%
Sandler	4.4	4.4	5.5%	5.3%

Total AMC	80.0	83.0	100.0%	100.0%

(a)
Fully diluted Common stock, excluding .166258 shares owned by Apollo and 1.887121 shares owned by Sandler

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  Exhibit 99(c)(11)